Exhibit 15.A

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                      MASSMUTUAL PRIME FUND: CLASS A SHARES
                     -------------------------------------

                           SERVICE PLAN AND AGREEMENT



This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual Prime Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.

Executed as of this 26th day of November, 1997.


MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
PRIME FUND


BY:                                     BY:
   --------------------------------        -------------------------------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                MASSMUTUAL SHORT-TERM BOND FUND: CLASS A SHARES
                -----------------------------------------------

                           SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual Short-Term Bond Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.


Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
SHORT-TERM BOND FUND


BY:                                     BY:
   --------------------------------        -------------------------------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                   MASSMUTUAL CORE BOND FUND: CLASS A SHARES
                   -----------------------------------------

                           SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual Core-Bond Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.


Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
CORE BOND FUND


BY:                                     BY:
   --------------------------------        -------------------------------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                   MASSMUTUAL BALANCED FUND: CLASS A SHARES
                   ----------------------------------------

                           SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual Balanced Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.

Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
BALANCED FUND


BY:                                     BY:
   --------------------------------        -------------------------------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                 MASSMUTUAL VALUE EQUITY FUND: CLASS A SHARES
                 --------------------------------------------

                           SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual Value Equity Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.


Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
VALUE EQUITY FUND


BY:                                    BY:
   --------------------------------       -------------------------------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

            MASSMUTUAL SMALL CAP VALUE EQUITY FUND: CLASS A SHARES
            ------------------------------------------------------

                           SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual Small Cap Value Equity Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.

Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
SMALL CAP VALUE EQUITY FUND


BY:                                     BY:
   --------------------------------        -------------------------------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

             MASSMUTUAL INTERNATIONAL EQUITY FUND: CLASS A SHARES
             ----------------------------------------------------

                           SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Service Plan of the Class A shares of the MassMutual International Equity Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor.") During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company, the Fund's Administrator ("MassMutual"), upon the terms and conditions hereinafter set forth:

SECTION 1. The Trust will pay service fees to MassMutual  for services  provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders (the "Servicing Fee"). The amount of such payments and the purposes for which they are made shall be determined by the Qualified Trustees (as defined below). The Servicing Fee may be spent by MassMutual on account of personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's
Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of financial consultants or other employees of MassMutual, the Fund's Distributor or Sub-Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing application forms and selecting dividend and other account options; who aid in the process of purchase or redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who prepare, print and deliver prospectuses and shareholder reports to prospective Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who issue confirmations for transactions by Class A shareholders; who forward communications from the Fund to Class A shareholders; who render advice regarding the suitability of particular investment opportunities offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who furnish shareholder sub-accounting; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Payments under this Section 1 of the Plan shall not exceed in any fiscal year the annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. A majority of the Qualified Trustees may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

SECTION 2. To the extent that any payments made by the Fund to MassMutual, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

SECTION 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

SECTION 5. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class A shares of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

       (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may not be amended to increase materially the amount permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class A shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 3.

SECTION 9. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 10. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class A shares of the Fund.

Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL                MASSACHUSETTS MUTUAL LIFE
FUNDS ON BEHALF OF MASSMUTUAL           INSURANCE COMPANY
INTERNATIONAL EQUITY FUND


BY:                                     BY:
   --------------------------------        -------------------------------

                                                                    Exhibit 15.B

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                      MASSMUTUAL PRIME FUND: CLASS Y SHARES
                     -------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual Prime Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:


SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.


SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:


        (a) that such agreement may be terminated at any time, without payment of any penalty,by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class Y shares of the Fund, on not more than 60 days' written notice to any other party to the agreement;and



  (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.

SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.

Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL
PRIME FUND

BY:  _____________________________


MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                MASSMUTUAL SHORT-TERM BOND FUND: CLASS Y SHARES
                -----------------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual Short-Term Bond Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:


SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.

SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty,by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class Y shares of the Fund, on not more than 60 days' written notice to any other party to the agreement;and

 (b) that such agreement shall terminate automatically in the event of its assignment.


SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.

SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.

Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL
SHORT-TERM BOND FUND

BY:  _____________________________

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                   MASSMUTUAL CORE BOND FUND: CLASS Y SHARES
                   -----------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual Core Bond Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:

SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.

SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty,by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class Y shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

  (b) that such agreement shall terminate automatically in the event of its assignment.


SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.

SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.

Executed as of this 26th day of November, 1997.


MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL
CORE BOND FUND

BY:  _____________________________


MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                   MASSMUTUAL BALANCED FUND: CLASS Y SHARES
                   ----------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual Balanced Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:

SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.

SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class Y shares of the Fund, on not more than 60 days' wri tten notice to any other party to the agreement; and

  (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.

SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.

Executed as of this 26th day of November, 1997.


MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL

BALANCED FUND


BY:  _____________________________


MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                 MASSMUTUAL VALUE EQUITY FUND: CLASS Y SHARES
                 --------------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT


This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual Value Equity Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:

SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.

SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

(a) that such agreement may be terminated at any time, without payment of any penalty,by vote of a majority of the Qualified Trustees or by vote of a majority
o the outstanding Class Y shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.

SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.


Executed as of this 26th day of November, 1997.


MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL
VALUE EQUITY FUND

BY:  _____________________________


MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                MASSMUTUAL SMALL CAP VALUE EQUITY FUND: CLASS Y SHARES
                ------------------------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual Small Cap Value Equity Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:

SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.

SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:


        (a) that such agreement may be terminated at any time, without payment of any penalty,by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class Y shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

  (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.

SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.

Executed as of this 26th day of November, 1997.


MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL
SMALL CAP VALUE EQUITY FUND

BY:  _____________________________


MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                 MASSMUTUAL INTERNATIONAL EQUITY FUND: CLASS Y SHARES
                 ----------------------------------------------------

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

This Plan and Agreement (the "Plan") constitutes the Distribution and Service Plan of the Class Y shares of the MassMutual International Equity Fund (the "Fund"), a series of the MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Trust and Oppenheimer Funds Distributor, Inc., the principal underwriter of the Trust's shares (the "Distributor"). During the effective term of this Plan, the Trust may make payments to Massachusetts Mutual Life Insurance Company ("MassMutual") upon the terms and conditions hereinafter set forth:


SECTION 1. To the extent that any payments made by the Fund to Massachusetts Mutual Life Insurance Company, including payment of management and administrative fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by the Plan.

SECTION 2. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and
(ii) the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

SECTION 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 2.

SECTION 4. MassMutual shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 5. This Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding Class Y shares of the Fund.

SECTION 6. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

        (a) that such agreement may be terminated at any time, without payment of any penalty,by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class Y shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

  (b) that such agreement shall terminate automatically in the event of its assignment.


SECTION 7. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Sections 1 hereof without the approval of a majority of the outstanding Class Y shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2.


SECTION 8. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 9. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property attributable to the Class Y shares of the Fund.

Executed as of this 26th day of November, 1997.

MASSMUTUAL INSTITUTIONAL
FUNDS, ON BEHALF OF MASSMUTUAL
INTERNATIONAL EQUITY FUND

BY:  _____________________________

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

BY: _____________________________

                                                                      EXHIBIT 18

                                     FORM OF
                                    -------

                         MASSMUTUAL INSTITUTIONAL FUNDS
                        ------------------------------

                              AMENDED AND RESTATED
                             --------------------

                                 RULE 18F-3 PLAN
                                ---------------

                             Adopted August 4, 1997

                                  Introduction


MassMutual Institutional Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. Massachusetts Mutual Life Insurance Company (the "Adviser") is a mutual life insurance company organized under Massachusetts law. OppenheimerFunds Distributor, Inc. (the "Distributor") is a registered broker-dealer which serves as principal underwriter to the Trust. The Trust consists of seven separate series and expects to add up to six
(6) additional series (the "Funds"), each of which has and will have separate investment objectives. Prior to the adoption of this Amended and Restated Rule 18f-3 Plan, each Fund had four (4) classes of shares - Class 1, Class 2, Class 3 and Class 4. With the adoption of this Amended and Restated Rule 18f-3 Plan, each Fund will have three (3) classes of shares - Class A, Class Y and Class 4 (redesignated and referred to now as Class S).

This plan is prepared, and is being adopted by the Board of Trustees, pursuant to the requirements of Rule 18f-3 (the "Rule 18f-3 Plan").

                             Description of Classes

Class A. Class A shares are marketed primarily to defined contribution plans and defined benefit plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), individual retirement accounts described in Code section 408, and tax-sheltered annuity custodial accounts described in Code section 403(b)(7). Class A shares may also be marketed to other institutional  investors such as deferred  compensation  plans described in Code section 457, voluntary  employees'  beneficiary  associations  described in Code section 501(c)(9), other non-qualified deferred compensation plans or other institutional or sophisticated investors. Class A shares may also be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Trust, the Adviser and its affiliates and retirement plans established by them for their employees. Class A shares may be offered with a front-end sales charge, as described from time to time, in the Porspectus and/or Statement of Additional Information included in the Trust's Registration Statement, as amended from time to time, provided that such front-end sales charge shall not exceed 5.75%. In cases where front-end sales charges are not imposed and Class A shares are offered at net asset value, there may be contingent deferred sales charges applied for redemptions occurring in the 12 month period occurring after the first purchase.

Class Y. Class Y shares are marketed primarily to non-qualified deferred compensation plans whereby the employer sponsor enters into an administrative services agreement with the Adviser, or an affiliate of the Adviser, with respect to administration of the plan. Class Y shares may also be marketed to defined contribution plans and defined benefit plans under Code section 401(a) and tax-sheltered annuity plans under Code Section 403(b), in each case with plan assets in excess of a determined amount and which enter into an administrative services or other agreement with the Adviser, or an affiliate of the Adviser. Class Y shares may also be marketed to other institutional investors, including other registered investment Companies (or any series thereof) advised by the Adviser or an affiliate of the Adviser. Class Y shares will be offered at net asset value without a front-end or contingent deferred sales charge.

Class S. Class S shares are available only to the separate accounts of the Adviser and life insurance company affiliates of the Adviser ("Separate Accounts"). Interests in the Separate Accounts are offered only to defined contribution plans and defined benefit plans under Code section 401(a) and certain other plans in accordance with the Federal securities laws and the rules and regulations thereunder. Class S shares are offered at net asset value without a front-end or contingent deferred sales charge. Class S shares were formerly known as Class 4 shares.

                             Servicing Arrangements

Class A. It is anticipated that Class A shares will primarily be marketed both through independent and affiliated broker/dealers with the assistance of independent intermediaries, but Class A shares also may be sold directly by employees of the Adviser. In addition, there may also be "direct" sales of Class A shares by employees of the Adviser in the case of Class A shares which are sold to participants of qualified plans who roll their plan distributions into individual retirement accounts. In either case, such employees of the Adviser shall be registered representatives of a broker-dealer affiliate of the Adviser.

Class Y. It is anticipated that Class Y shares will be marketed primarily through "direct" sales efforts of employees of the Adviser, but that there will also be sales by field representatives of the Adviser. In either case, employees of the Adviser shall be registered representatives of a broker-dealer affiliate of the Adviser. Class Y shares may also be marketed through independent and affiliated broker/dealers with the assistance of independent intermediaries.

Class S. Class S shares may be sold only to Separate Accounts. It is anticipated that there will not be any "direct" sales of Class S shares by employees of the Adviser and sales of Separate Accounts need not be made by registered representatives.

                         Servicing Arrangements -- Fees

In General. Each Fund has adopted or will adopt with respect to Class A shares a Service Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (a "Service Plan") which will provide for payment of service fees to the Adviser (the "Service Fee") for the rendering of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. The Adviser will not use the Service Fee charged to Class A within a Fund to support the distribution, marketing or shareholder services of any other class within the Fund. A defensive Rule 12b-1 Plan has been adopted for Class A and Class Y.

Class A. The Class A Service Plan provides that the Service Fee will be paid to the Adviser at an annual rate not to exceed .25% of the average daily net asset value of the Class A shares.

Class Y. Class Y shares are not subject to any service fees, although the Class does have a defensive 12b-1 Plan. Any expenses related to sales and distribution would be borne by the Adviser and not by the Trust.

Class S. Class S shares are not subject to Rule 12b-1 fees because there are not expected to be any distribution or service expenses attributable to Class S due to the nature of the investors eligible to purchase Class S shares.

                           Administrative Arrangements

The Adviser has entered into a separate Administrative and Shareholder Services Agreement for each Fund pursuant to which the Adviser is compensated for administrative and shareholder services rendered and expenses incurred by it in the rendering of such services and for the cost of bearing some Class expenses, such as Federal and state registration fees, printing and postage. Each Agreement anticipates that the Adviser will provide extensive services to Class A, modest services to Class Y and limited services to Class S. The Trust, on behalf of each Fund, pays the Adviser a monthly fee for the services performed at an annual rate of the average daily net assets of the applicable class of shares of the Fund within the range specified below. The administrative services fee is an Identifiable Class Expense.

Also, as described above in the section entitled Distribution Arrangement -- Fees, Class A shares will bear a service fee which is used to compensate the Adviser for rendering personal services to shareholders and for expenses incurred by it in the rendering of such services.

                       Administrative Arrangements -- Fees

Each Class of each Fund shall bear an administrative fee as set forth in each Fund's Administrative and Shareholder Services Agreement. Such fees will vary from Class to Class and may vary from Fund to Fund. Set forth below is the range of administrative fees paid by each Class of the existing seven funds (the MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Balanced Fund, MassMutual Value Equity Fund, MassMutual Small Cap Value Equity Fund and MassMutual International Equity Fund).

Class A. Class A shares will bear an annual administrative service fee not to exceed a range of between .56% and .59%.

Class Y. Class Y shares will bear an annual administrative service fee not to exceed a range of between .31% and .44%.

Class S. Class S shares will bear an annual administrative service fee not to exceed a range of between .08% and .10%.

                     Voting and Other Rights and Obligations

Each share of the Trust, regardless of class, will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that:

     (a)  each class will have a different class designation;

     (b) each class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to such Rule 12b-1 Plan;

     (c) each class will also bear certain other expenses that are directly attributable only to the class (the "Identifiable Class Expenses" as described in more detail under "Allocation of Fund Expenses Identifiable Class Expenses); and

        (d) only the holders of the shares of the appropriate class involved will be entitled to vote on matters pertaining to a Rule 12b-1 Plan relating to such class (e.g., the adoption, amendment or termination of a Rule 12b-1 Plan) in accordance with the requirements and procedures set forth in Rule 12b-1;

        (e) each class will have separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interest of any other class; and

        (f) each class will have different exchange privileges described below.

Dividends paid by a Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that fee payments made under the Rule 12b-1 Plans relating to a particular class of shares will be borne exclusively by such class and except that any Identifiable Class Expenses may be borne by the applicable class of shares.

                           Allocation of Fund Expenses

Unattributed Expenses. All expenses of the Trust that cannot be attributed directly to any one Fund will be allocated to each Fund based on the relative net assets of such Fund. All expenses of a Fund that can not be allocated to any one particular Class will be allocated to each Class based on the relative net asset of such Class. An independent expert previously reviewed the methodology and procedures for the proper allocation of expenses among Class 1, Class 2, Class 3 and Class 4 shares and the expert rendered a report that demonstrated that such methodology and procedures were adequate to ensure that such allocations will be made in an appropriate manner, subject to the conditions and limitations in the report (a copy of which is attached). The methodology and procedures for the proper allocation of expenses among Class A, Class Y and Class S shares will be the same as those reviewed by the independent expert for the Class 1, Class 2, Class 3 and Class 4 shares.

Identifiable Class Expenses. Identifiable Class Expenses will be allocated to a particular class of a Fund and are limited to:

     (a)  transfer agency fees attributable to a specific class of shares;

     (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;

     (c)  Blue Sky registration fees incurred by a class of shares;

     (d)  SEC registration fees incurred by a class of shares;

     (e) shareholder and administrative service fees payable under each Fund's respective administrative service agreement; and

     (f) any other incremental expenses subsequently identified that should be properly allocated to one class which shall be approved by the Board and is consistent with Rule 18f-3 and any SEC interpretations thereof.

                     Waivers and Reimbursements of Expenses

The Adviser may choose to reimburse or waive the Identifiable Class Expenses of certain classes on a voluntary, temporary basis. The amount of such expenses waived or reimbursed by the Adviser may vary from class to class. In addition, the Adviser may waive or reimburse expenses attributable to the Trust generally and/or expenses attributable to a Fund (with or without a waiver or reimbursement of Identifiable Class Expenses) but only if the same proportionate amount of such expenses are waived or reimbursed for each class. Thus, any expenses attributable to the Trust generally that are waived or reimbursed would be credited to each class of a Fund based on the relative net assets of the classes. Similarly, any expenses attributable to a Fund that are waived or reimbursed would be credited to each class of that Fund according to the relative net assets of the classes. The Adviser's flexibilty to waive expenses may be subject to tax considerations.

                             No Conversion Provision

In General. Class A, Class Y and Class S shares of the Funds do not have a conversion feature.

                               Exchange Provision

Class A. Shareholders of Class A shares of each Fund will generally be entitled to exchange those shares at net asset value for Class A shares of other Funds that offer Class A shares. Shareholders of Class A shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class A shares after the exchange.

Class Y. Shareholders of Class Y shares of each Fund will generally be entitled to exchange those shares at net asset value for Class Y shares of other Funds that offer Class Y shares.

Class S. Shareholders of Class S shares of each Fund will generally be entitled to exchange those shares at net asset value for Class S shares of other Funds that offer Class S shares.

                                 Effective Date

This Amended and Restated Rule 18f-3 Plan shall become effective upon the first issuance of Class A and Class Y shares.


Approved:                                       Date:
         ----------------------------------           ---------------------
Title:   Vice President and Secretary



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